BBH TRUST

BBH PARTNER FUND – INTERNATIONAL EQUITY

Class I Shares (BBHLX)

SUPPLEMENT DATED JULY 18, 2023

TO THE PROSPECTUS

DATED MARCH 1, 2023

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

Approval of new Sub-Adviser and related changes to the Fund’s principal investment strategies and risks and fees and expenses

On July 17, 2023, the Fund’s Board of Trustees (the “Board”) approved Trinity Street Asset Management, LLP (“Trinity Street”) to serve as a sub-adviser for the BBH Partner Fund - International Equity (the “Fund”), to be effective on August 18, 2023 (the “Effective Date”), pursuant to a Sub-advisory Agreement between Brown Brothers Harriman & Co. through a separately identifiable department (the “Investment Adviser”) and Trinity Street.  On the Effective Date, Trinity Street will become a sub-adviser to the Fund and will begin day-to-day management of a portion of the Fund’s assets. Select Equity Group, L.P. (“Select Equity Group”) will remain a sub-adviser to the Fund and will continue the day-to-day management of a portion of the Fund's assets.  The Investment Adviser employs a ‘manager of managers” investment approach, whereby it allocates the Fund’s assets to Trinity Street and Select Equity Group. As of the Effective Date, any references to the “Sub-adviser”, unless stated below will refer to both Select Equity Group and Trinity Street.

The Fund will bear the costs and expenses associated with transitioning the assets between Select Equity Group and Trinity Street.

•	As of the Effective Date, the first paragraph in the “Principal Investment Strategies” section of the Prospectus on page 6 will be deleted in their entirety and replaced with the following:

Select Equity Group’s Investment Process: Select Equity Group will focus on identifying attractive businesses and will invest opportunistically in these businesses when it believes that good long-term returns can be achieved. Select Equity Group defines attractive businesses as those that have achieved leading and defensible market positions through the creation of enduring franchise value. As part of the Fund’s investment process, Select Equity Group may consider environmental, social and governance (“ESG”) factors for certain investment in the portfolio. ESG factors include, but are not limited to the environmental and social impact of the issuer, as well as the issuers instituted governance programs. They are, in the view of Select Equity Group, both well positioned for long term growth and resilient in difficult economic environments. Select Equity Group employs intensive and rigorous fundamental equity research in order to identify these investment opportunities.

Trinity Street’s Investment Process: Trinity Street believes in an index agnostic, unconstrained, approach to investing and intends to invest in a concentrated portfolio of non-U.S. common stocks of publicly traded companies, with the potential to invest in preferred stocks on a limited basis. Trinity Street intends to select securities based on identifying changing drivers to a company’s earnings and cash flow prospects, which it believes to be under- recognized by the market. These drivers will be identified through fundamental research and valuation methodologies.

Trinity Street’s portfolio of investment positions will mainly consist of large-capitalization companies at the time of the initial purchase. Emerging markets are expected, from time to time, to be represented in the portion of the Fund managed by Trinity Street. Trinity Street has incorporated and integrated ESG considerations into its investment process. However, ESG does not drive the investment process at Trinity Street and is only one factor that is considered when investing, holding, and divesting.

•	As of the Effective Date, the following information is added to the table titled “Portfolio Managers” on page 11 of the Prospectus:
Sub-Adviser	Portfolio Management Team Members	Fund Manager Since
Trinity Street Asset Management, LLP. 1 Cavendish Place London W1G 0QF	Richard J. Bruce Portfolio Manager	2023
	Charles H. E. Bell Portfolio Manager	2023
	Nicholas D.R. Mayor Portfolio Manager	2023
	Piotr J. Krupa Junior Portfolio Manager	2023

•	As of the Effective Date, the third paragraph in the “Principal Investment Strategies” section of the Prospectus on page 14-15 will be deleted in their entirety and replaced with the following:

How the Sub-Advisers Select the Fund’s Investments

Select Equity Group will focus on identifying attractive businesses and will invest opportunistically in those businesses when it believes that good long-term returns can be achieved. Select Equity Group defines attractive businesses as those that have achieved leading and defensible market positions through the creation of enduring franchise value. They are, in the view of Select Equity Group, both well positioned for long term growth and resilient in difficult economic environments. Select Equity Group employs intensive and rigorous fundamental equity research in order to identify these investment opportunities. The Fund may, from time to time, invest in a limited number of issuers. As one of several factors, embedded within the Select Equity Group’s overall approach is the consideration of ESG criteria that could be relevant to a company. Select Equity Group defines ESG as a set of environmental, social and governance factors used to inform its view on the long-term sustainability of companies that are considered for investment. Depending on the industrial classification of such companies, examples within the environmental factor include, but are not limited to, a company’s positioning to manage risks and opportunities related to carbon emissions; water stress; and toxic emissions and waste. Similarly, social considerations examples are: health and safety; privacy and data security; and community relations. Finally, governance matters comprise, illustratively, board independence; pay for performance; and business ethics.

Trinity Street intends to invest in a concentrated portfolio of non-U.S. common stocks of publicly traded companies, with the potential to invest in preferred stocks on a limited basis. Trinity Street intends to select securities based on identifying changing drivers to a company’s earnings and cash flow prospects, which it believes to be under- recognized by the market. These drivers will be identified through fundamental research and valuation methodologies.

The portion of the Fund managed by Trinity Street will generally hold a concentrated number of positions as Trinity Street believes that over-diversification leads to a lack of focus and conviction and believes in an index agnostic, unconstrained, approach to investing.

Trinity Street’s portfolio of investment positions will mainly consist of large-capitalization companies at the time of the initial purchase. Emerging markets are expected, from time to time, to be represented in the portion of the Fund managed by Trinity Street.

Trinity Street has incorporated and integrated ESG considerations into its investment process, meaning that the Investment Team is in possession of relevant ESG facts, can determine how they impact the investment case, including valuation, and are in a position to engage with the managers of the investee company representing the interests of asset owners. The Trinity Street Investment Team considers ESG factors as part of its assessment of companies to seek to positively impact investment returns. However, ESG does not drive the investment process at Trinity Street, and is only one factor that is considered when investing, holding, and divesting.

A less favorable ESG profile may not preclude the Fund from investing in a company, as the consideration of these factors is not more influential than the consideration of other investment criteria.

•	As of the Effective Date, the following is added below the first paragraph of the “Sub-Adviser” section on page 23 of the Prospectus:

Trinity Street Asset Management, LLP, located at 1 Cavendish Place, London, W1G 0QF, serves as one of the Fund’s investment sub-advisers. Pursuant to a sub-advisory agreement with the Investment Adviser, and subject to the general supervision of the Board and the Investment Adviser, Trinity Street makes the day-to-day investment decisions for their respective portion of the Fund’s assets, places the purchase and sale orders for the portfolio transactions of their respective portion of the Fund’s assets, and generally manages their respective portion the Fund’s portfolio of investments.

•	As of the Effective Date, the following is added following the sixth paragraph of the “Portfolio Managers” section on page 25 of the Prospectus:

Trinity Street Asset Management, LLP

Each portfolio manager or member of the portfolio management team has worked with the Fund since 2023.

Mr. Richard Bruce is the Founding Partner of Trinity Street Asset and has over 35 years of experience in portfolio management. Previously at GLG, he started and solely managed the GLG Performance Fund. Prior to this he spent 5 years as a Japan specialist in Tokyo with Jardine Fleming, and 6 years as a European and EAFE specialist in London with its joint-venture partner, Rowe Price Fleming. Richard holds a degree in History from the University of Cambridge (Trinity College).

Mr. Ed Bell is a Partner of Trinity Street and joined in 2007 and has worked professionally in global markets for over 25 years. He spent 14 years as a senior analyst at Cazenove (latterly, JPMorgan Cazenove) where his responsibilities included heading up, at different times, various sector analyst teams. He was made a partner of Cazenove in 2000 and managing director in 2003. Ed holds a degree in Engineering from the University of Oxford (Oriel College).

Mr. Nick Mayor is a Partner of Trinity Street and joined in 2017 and has over 20 years of experience in global markets. He was previously a partner at Lancaster Investment Management, a European-focused equity manager, and prior to that a partner at Lansdowne Partners within their Global Developed Markets team. He holds an MPhil in Economics and an MA in Philosophy, Politics and Economics, both from the University of Oxford (Brasenose College).

Mr. Piotr Krupa joined Trinity Street in 2015 as an Investment Analyst and became a Junior Portfolio Manager in 2020. Prior to Trinity Street, he spent two years at Goldman Sachs in London as an Analyst on the Emerging Markets desk within the FICC (Fixed Income, Currency and Commodities) division. Piotr holds an MPhil in Finance and Economics and a BA in Economics, both from the University of Cambridge (Trinity College).

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